PERMAL HEDGE STRATEGIES FUND II

Supplement dated August 20, 2013

to the Statement of Additional Information dated July 12, 2013

The following replaces the section titled “Portfolio Managers” in the Fund’s Statement of Additional Information.

PORTFOLIO MANAGERS

Unless otherwise indicated, the information below is provided as of July 12, 2013.

Compensation

All Sub-Adviser portfolio managers are paid a base salary, with an opportunity to earn a bonus, which varies depending on job level and is set at the sole discretion of the Sub-Adviser’s compensation committee. No Sub-Adviser portfolio managers are compensated on the basis of assets raised. Wage and salary increases are based on merit and business conditions. Length of service and cost of living may also be considered. The Sub-Adviser conducts compensation reviews periodically, often following a performance review.

The Sub-Adviser also encourages ongoing education and provides time and monetary support for employees taking additional classes related to their job functions to improve their skills and knowledge base. In addition, the Sub-Adviser provides employees with a 401(k) plan, and has a matching contribution program in connection with the 401(k) plan.

Other Accounts Managed by the Sub-Adviser

Certain portfolio managers of the Sub-Adviser who are primarily responsible for the day-to-day management of certain portions of the Fund’s and the Master Fund’s assets also manage registered investment companies, other pooled investment vehicles and other accounts, as indicated below. The following tables identify, as of March 31, 2013: (i) the number of other registered investment companies, pooled investment vehicles and other accounts managed by these portfolio managers and the total assets of such companies, vehicles and accounts; and (ii) the number and total assets of such companies, vehicles and accounts with respect to which the advisory fee is based on performance.

Name of Portfolio Manager	Type of Accounts	Total # of Accounts Managed	Total Assets (billions)	# of Accounts Managed for which Advisory Fee is Based on Performance	Total Assets for which Advisory Fee is Based on Performance (billions)
Javier F. Dyer	Registered Investment Companies:	None	None	None	None
	Other Pooled Investment Vehicles:	3	$3.9	2	$3.5
	Other Accounts:	4	$0.9	3	$0.7

Alexander Pillersdorf	Registered Investment Companies:	1	$0.1	None	None
	Other Pooled Investment Vehicles:	6	$3.6	6	$3.6
	Other Accounts:	7	$0.6	3	$0.2

Securities Ownership of Sub-Adviser Portfolio Managers

The table below identifies the dollar range of securities beneficially owned by each portfolio managers as of March 31, 2013.

Name of Portfolio Manager or Team Member	Dollar($) Range of Funds* Shares Beneficially Owned
Javier F. Dyer	None
Alexander Pillersdorf	None

*	The Fund, Permal Hedge Strategies Fund I and the Master Fund

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